Exhibit 99.1
LIMELIGHT NETWORKS, INC.
EQUITY AWARD AMENDMENT AND
GRANT OF RESTRICTED STOCK UNITS UNDER LIMELIGHT NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
     This Equity Award Amendment and Grant of Restricted Stock Units Agreement (the “Award Agreement”) is entered into as of the 25th day of November, 2008 (“Effective Date”) by and between Limelight Networks, Inc., a Delaware corporation (the “Company”) and Jeffrey Lunsford, an individual (“Executive”).
RECITALS
A.	The Company and Executive entered into an employment agreement dated October 16, 2006 (the “Employment Agreement”). Pursuant to sections 3(f)(ii) and 3(f)(iii) of the Employment Agreement, Executive was granted certain options to purchase common stock of the Company. Pursuant to section 3(f)(ii) of the Employment Agreement, Executive was granted (post stock split) options to purchase 750,000 shares of Company common stock, grant number 000182, granted November 20, 2006 (the “F2 Options”). As of the date of this Award Agreement approximately 360,000 of the F2 Options had vested. Pursuant to section 3(f)(iii) of the Employment Agreement, Executive was granted (post stock split) options to purchase 750,000 shares of Company common stock, grant number 000183, granted November 20, 2006 (the “F3 Options”).

B.	In order to maintain an appropriate, effective and balanced set of compensation incentives for Executive, the Company believes it to be in the best interests of the Company to modify the F2 Options, cancel the F3 Options and issue to Executive certain new restricted stock units on the terms and subject to the conditions set forth in this Award Agreement.

C.	Unless otherwise defined herein, terms defined in the Company’s 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Award Agreement. The “Time Vest RSUs” and the “Performance Vest RSUs” may be referred to collectively as the “RSUs” or “Restricted Stock Units” in this Award Agreement. The Restricted Stock Units and the F2 Options may be referred to collectively as “Equity Awards.”
AGREEMENT
Now, therefore, for valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

     1. Cancellation of the F3 Options. Effective as of the Effective Date, the F3 Options are cancelled.
     2. Modification of the F2 Options. Effective as of the Effective Date, the vesting schedule for the F2 Options is modified as follows: Any and all F2 Options that had vested prior to the Effective Date are deemed unvested as of the Effective Date. One twenty-fourth (1/24th) of the F2 Options will vest and become exercisable on November 20, 2009, and an additional one twenty-fourth (1/24th) will vest and become exercisable on the 20th of each calendar month thereafter provided Executive continues to be a Service Provider to the Company on each vesting date. Except as provided in this section 2, the terms and condition of the F2 Options remain unmodified and in full force.
     3. Grant of Time Vesting Restricted Stock Units. Effective as of the Effective Date, the Company hereby grants to Executive 100,000 Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, grant number                      (the “Time Vest RSUs”). Subject to any acceleration provisions contained in the Plan, the Employment Agreement or set forth below, the Time Vest RSUs will vest fifty percent (50%) 90 days after the Effective Date, and fifty percent (50%) on the second anniversary of the Effective Date.
     4. Grant of Performance Restricted Stock Units. Effective as of the Effective Date, the Company hereby grants to Executive 400,000 Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, grant number                      (the “Performance RSUs”). Subject to the terms and conditions set forth in this Award Agreement, the Plan and the Employment Agreement, including any acceleration provisions contained in the Plan, the Employment Agreement or set forth herein, the Performance RSUs will vest as follows:
          a. Quarterly Financial Targets. Set forth on Exhibit A attached hereto is a schedule showing the four (4) quarterly financial performance targets (each a “Quarterly Financial Target” and labeled in Exhibit A as T1, T2, T3 and T4), each Quarterly Financial Target consisting of a quarterly revenue target (a “Revenue Target”) and a cash gross margin target range (a “CGM Target”). The CGM Target consists of a range of cash gross margin performance for the applicable quarter with the bottom of the range constituting the CGM Target Floor and the top of the range constituting the CGM Target Ceiling.
          b. Target Tranches. The Performance RSUs are separated into four tranches of 100,000 Performance RSUs each. Each Performance RSU tranche is associated with a Quarterly Financial Target.
          c. Vesting Window. Vesting of the Performance RSUs will be based upon achievement of Company Quarterly Financial Targets during fiscal quarters ending after the Effective Date and on or before March 31, 2010 (the “Vesting Window”). Any Performance RSUs that have not vested based on achievement of Quarterly Financial Targets with respect to fiscal quarters ending within the Vesting Window, will expire and be cancelled immediately following the determination of the Company’s financial performance for the last fiscal quarter in the Vesting Window.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

          d. Vesting Eligibility. If, for any fiscal quarter ended during the Vesting Window, the Revenue Target for one or more Quarterly Financial Targets is met or exceeded then the unvested Performance RSUs within the Performance RSU tranche(s) associated with that (or those) Quarterly Financial Target(s) become(s) eligible for vesting (each an “Eligible Tranche”).
          e. Vesting. The actual number of Performance RSUs that will vest in any Eligible Tranche is determined by the percentage achievement of the CGM Target. For purposes of this Award Agreement, the actual cash gross margin performance for the applicable fiscal quarter will be based upon the Company’s quarterly financial statements as approved by the Company’s audit committee, and rounded to the nearest one-tenth (1/10th) of one percent (the “Achieved CGM”). If the Achieved CGM is below the CGM Target Floor for the Eligible Tranche, then none of the Performance RSUs in that Eligible Tranche will vest that quarter. If the Achieved CGM is at or above the CGM Target Ceiling, then all of the unvested Performance RSUs in that Eligible Tranche will vest. If the Achieved CGM is above the CGM Target Floor and below the CGM Target Ceiling, then only a portion of the Eligible Tranche will vest that quarter. The number of Performance RSUs in each Eligible Tranche that will vest will be calculated as follows: (i) the number of Performance RSUs in the Eligible Tranche (100,000), multiplied by (ii) the quotient of the total number of percentage points between the Achieved CGM and the CGM Floor expressed as an integer and rounded to the nearest one-tenth (1/10th) divided by the total number of percentage points between the CGM Floor and the CGM Ceiling, expressed as an integer and rounded to the nearest one-tenth (1/10th), expressed as a percentage rounded to the nearest 1/10th of one percent; and (iii) if any portion of the Performance RSUs in the Eligible Tranche have vested in a prior fiscal quarter, then subtract the previously vested Performance RSUs. For purposes of this Award Agreement, the number of Performance RSUs determined, for any particular fiscal quarter ending within the Vesting Window, to vest pursuant to this section 4(e) will be referred to as the “Vesting RSUs”.
          f. Vesting Dates. Fifty percent (50%) of the Vesting RSUs earned with respect to any particular fiscal quarter will vest on the third business day following the Company’s public release of its earnings and financial performance with respect to that fiscal quarter, and the remaining fifty percent (50%) will vest on the one year anniversary of the vesting of the first fifty percent.
     5. Company’s Obligation to Pay. Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in Section 3 or 4, Executive will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
     6. Forfeiture upon Termination of Status as a Service Provider. Subject to Section 7(b) of the Employment Agreement, Equity Awards scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Executive in accordance with any of the provisions of this Award Agreement, unless Executive will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs. The balance of the Equity Awards that have not vested as of the time of Executive’s termination as a Service Provider for

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

any or no reason and Executive’s right to acquire any Shares hereunder will immediately terminate.
     7. Payment after Vesting.
          a. Subject to Section 9, any Restricted Stock Units that vest will be paid to the Executive (or in the event of the Executive’s death, to his estate) in whole Shares. Subject to the provisions of paragraph 5(b), such vested Restricted Stock Units shall be paid in Shares as soon as practicable after vesting, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date.
          b. Notwithstanding anything in the Plan, the Employment Agreement or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Executive’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Executive is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Executive on or within the six (6) month period following Executive’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Executive’s termination as a Service Provider, unless the Executive dies following his termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to the Executive’s estate as soon as practicable following his death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Agreement, “Section 409A” means Section 409A of the Code, and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
          c. Change of Control. Notwithstanding any provision of the Employment Agreement or Plan to the contrary, including but not limited to sections 3(f)(iv) and 7(b)(iii) of the Employment Agreement, no portion of the RSUs will be subject to accelerated vesting in connection with a Change of Control (as defined in the Employment Agreement) or Executive’s termination in connection with a Change of Control if the Change of Controls occurs within 90 days following the Effective Date or if the Change of Control results from the consummation of a transaction set forth in a definitive agreement entered into within 90 days following the Effective Date, and the RSUs will be cancelled upon consummation of such Change of Control. Except as provided in this section 7(c) the RSUs will remain subject to the Change of Control provisions, including sections 3(f)(iv) and 7(b)(iii) of the Employment Agreement.
     8. Death of Executive. Any distribution or delivery to be made to Executive under this Award Agreement will, if Executive is then deceased, be made to Executive’s designated beneficiary, or if no beneficiary survives Executive, the administrator or executor of Executive’s estate. Any such transferee must furnish the Company with (a) written notice of his status as

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     9. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Executive, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Executive with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Executive to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to Executive through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If Executive fails to make arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, then the Company shall at its discretion withhold otherwise deliverable Shares as provided in subsection 9(b) or sell a sufficient number of Shares otherwise deliverable as provided in subsection 9(d) above.
     10. Rights as Stockholder. Neither Executive nor any person claiming under or through Executive will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Executive. After such issuance, recordation and delivery, Executive will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     11. No Guarantee of Continued Service. EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. EXECUTIVE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH EXECUTIVE’S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE EXECUTIVE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO THE TERMS OF THE EMPLOYMENT AGREEEMENT.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

     12. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Limelight Networks, Inc., 2220 West 14th Street, Tempe, AZ 85281, Attention: Chief Legal Officer, or at such other address as the Company may hereafter designate in writing.
     13. Grant is Not Transferable. Except to the limited extent provided in Section 8, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.
     14. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Executive (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     16. Priority of Agreements and Entire Agreement. This Award Agreement, the Plan and the Employment Agreement together constitute the entire agreement between the parties with respect to the subject matter of this Award Agreement. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, and except as may be expressly provided in this Aware Agreement, the provisions of this Award Agreement will govern, and in the event of a conflict between one or more provisions of the Employment Agreement and this Award Agreement or the Plan, the Employment Agreement will govern.
     17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Executive, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     18. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Equity Awards awarded under the Plan or future Equity Awards that

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may be awarded under the Plan by electronic means or request Executive’s consent to participate in the Plan by electronic means. Executive hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     20. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
     21. Modifications to the Agreement. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Executive, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.
     22. Governing Law. This Award Agreement will be governed by the laws of the State of Arizona, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Arizona, and agree that such litigation will be conducted in the courts of Maricopa County, Arizona, or the federal courts for the United States for the District of Arizona, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.
     In witness whereof, this Award Agreement has been entered into as of the Effective Date, first above written.

EXECUTIVE	LIMELIGHT NETWORKS, INC.

/s/ Jeffrey W. Lunsford	/s/ Douglas Lindroth

Signature	By

Jeffrey W. Lunsford	CFO

Print Name	Title

Address: [*]

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Exhibit A
Quarterly Financial Targets
CGM Targets1

					Number of
					percentage
					points below
					CGM Target
					Floor and GCM
					Target Ceiling
Quarterly	Performance		CGM	CGM	expressed as an
Performance	RSUs	Revenue	Target	Target	integer as used
Target	Target Tranche	Target	Floor	Ceiling	in § 4(e)

T1	100,000	[*]	[*]	[*]	4.0
T2	100,000	[*]	09B - 5%	09B + 1%	6.0
T3	100,000	[*]	09B - 5%	09B + 1%	6.0
T4	100,000	[*]	09B - 5%	09B + 1%	6.0
Subject to the authority and responsibility of the Company’s audit committee to review and approve the Company’s financial statements, Cash Gross Margin means a) revenues less cost of sales, plus stock based compensation for network related personnel, plus network depreciation, divided by b) revenues, and expressed as a percentage.
Example: Assume: (i) the 09B Cash Gross Margin is [*]%, and accordingly the CGM Target Floor is [*]% and the CGM Target Ceiling is [*]%; (ii) in the first fiscal quarter of 2009 the Company achieves revenue of [*] with a Cash Gross Margin of [*]%; and (iii) that no Revenue Target was met in the fourth fiscal quarter of 2008 (and thus no Performance RSUs have yet vested).
The result would be: (A) for Financial Quarterly Target T1, the Revenue Target of $[*] would be met or exceeded and thus all of the Performance RSUs for the associated Target Tranche, 100,000 RSUs, are eligible for vesting. The actual Cash Gross Margin equals or exceeds the CGM Ceiling associated with the T1 Financial Quarterly Target (CGM Target Ceiling of [*]% v. actual CGM of [*]%), thus 100% of the Performance RSUs for the Target Tranche associated with the T1 Financial Quarterly Target will be Vesting RSUs.
(B) For the Financial Quarterly Target T2, the Revenue Target of $[*] would be met or exceeded and thus all the Performance RSUs for the associated Target Tranche, 100,000 RSUs, are eligible for vesting. The total number of percentage points between the Cash Gross Margin Target Floor and Target Ceiling for Financial Quarterly Target T2, expressed as an integer rounded to the nearest 1/10th is 6.0 ([*] minus [*]), and the total number of percentage points between the Achieved CGM and the CGM Target Floor expressed as an integer and rounded to the nearest

[1]	O9B means the Cash Gross Margin to be achieved by December 31, 2009 as shown in the Company’s 2009 Financial Plan as initially approved by the Board of Directors.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

Exhibit A
one-tenth (1/10th) is 4 ([*] minus [*]). The quotient of 4 divided by 6 is 0.6667, and is 66.7% when expressed as a percentage rounded to the nearest 1/10th of one percent. Thus 66.7% of the Performance RSUs for the Target Tranche associated with the T2 Financial Quarterly Target, or 66,700 RSUs, will be Vesting RSUs.
Since no RSUs in either the T1 or T2 Target Tranches have previously vested, no RSUs are subtracted. Thus, the total number of RSUs that become Vesting RSUs in this example is 166,700 Vesting RSUs. Per section 4(f) 50% of the Vesting RSUs will vest on the third business day following the release of earnings for the applicable fiscal quarter, and 50% on the one year anniversary thereof provided the Executive continues to be a Service Provider through each vesting date. The 33,300 RSUs associated with Financial Quarter Target T2 that did not become Vesting RSUs will remain available to be earned in future fiscal quarters during the Vesting Window if the financial targets for doing so are met in one of those fiscal quarters.

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.